UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 22, 2005


                          LEUCADIA NATIONAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    NEW YORK
                 (State or Other Jurisdiction of Incorporation)


         1-5721                                           13-2615557
(Commission File Number)                       (IRS Employer Identification No.)


315 PARK AVENUE SOUTH, NEW YORK, NEW YORK                      10010
 (Address of Principal Executive Offices)                    (Zip Code)


                                  212-460-1900
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.        Completion of Acquisition or Disposition of Assets.

         As previously reported by Leucadia National Corporation in its Form 8-K filed April 28, 2005, Leucadia was awaiting receipt of annual financial statements of ATX Communications, Inc. in order to determine whether or not the acquisition of 94% of the outstanding stock of ATX was an acquisition that was required to be reported under Item 2.01 of Form 8-K. Such financial statements have now been reviewed by Leucadia. As a result, Leucadia has determined that the acquisition was not an acquisition that was required to be reported under
Item 2.01 of Form 8-K. Accordingly, as previously reported, Leucadia is hereby amending its April 28, 2005 Form 8-K to reflect that no Form 8-K filing is required and accordingly will not be filing financial information as part of this Form 8-K.


Item 9.01.        Financial Statements and Exhibits.

         (a) Financial Statements of Business Acquired.

                  None.

         (b) Pro Forma Financial Information.

                  None.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 1, 2005
                                       LEUCADIA NATIONAL CORPORATION

                                       /s/ Joseph A. Orlando
                                       -------------------------------
                                       Name: Joseph A. Orlando
                                       Title: Vice President and
                                              Chief Financial Officer



                                       2